UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 23, 2010

Date of Report (Date of earliest event reported)

STEC, INC.

(Exact name of registrant as specified in its charter)

California	000-31623	33-0399154
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3001 Daimler Street

Santa Ana, California 92705-5812

(Address of principal executive offices) (Zip Code)

(949) 476-1180

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 23, 2010, STEC, Inc. (the “Registrant”) reported its financial results for the fourth quarter and year ended December 31, 2009. A copy of the press release issued by the Registrant on February 23, 2010 concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Registrant specifically incorporates the foregoing information into those documents by reference.

Item 9.01	Exhibits.

(d) Exhibits

The following exhibit is furnished as part of this report:

Exhibit Number	Description of Exhibit

99.1	Press Release of STEC, Inc., dated February 23, 2010, reporting its financial results for the fourth quarter and full-year ended December 31, 2009 (furnished and not filed herewith solely pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2010	By:	/s/ RAYMOND COOK
Raymond Cook
Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit

99.1	Press Release of STEC, Inc., dated February 23, 2010, reporting its financial results for the fourth quarter and full-year ended December 31, 2009 (furnished and not filed herewith solely pursuant to Item 2.02).